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                                                                    EXHIBIT 23.3



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated May 4, 2000 included in Daisytek International Corporation's Form 10-K for the year ended March 31, 2001 and to all references to our Firm included in this registration statement.


                                                    ARTHUR ANDERSEN LLP






Dallas, Texas
November 5, 2001